                        INCENTIVE COMPENSATION AGREEMENT

         THIS INCENTIVE COMPENSATION AGREEMENT ("Agreement") is made by and between STERLING BANCSHARES, INC., a Texas corporation ("Company") and EUGENE S. PUTNAM, JR. ("Putnam"). Capitalized terms used herein without definition shall have the respective meanings set forth in Section 5.

                              W I T N E S S E T H:

         WHEREAS, Putnam is currently employed by the Company as a senior executive of Company and its wholly owned subsidiary, STERLING BANK, a banking association chartered by the State of Texas (the "Bank"), and the Company and Putnam are desirous of continuing such employment relationship;

         WHEREAS, to induce Putnam to continue his employment with the Company and the Bank, the Company has agreed to enter into this Agreement providing for certain incentive compensation payable to Putnam in accordance with the terms and conditions hereinafter set forth;

         WHEREAS, Putnam acknowledges that the incentive compensation herein provided has value and that such value will survive the termination of Putnam's employment under the terms and conditions set forth herein; and

         WHEREAS, Putnam and the Company acknowledge, each to the other, that such incentive compensation is subject to and contingent upon the execution of this Agreement and the respective terms, covenants and conditions hereof, and the execution of this Agreement constitutes a condition precedent to the Company's agreement to extend such incentive compensation benefits to Putnam.

         NOW, THEREFORE, for and in consideration of the mutual promises, covenants and obligations contained herein, Company and Putnam agree as follows:

                       ARTICLE 1: INCENTIVE COMPENSATION

         1.1 INCENTIVE AWARDS. During the Term of this Agreement, Putnam shall be entitled to receive, subject to the terms and conditions set forth herein, awards of additional options to purchase shares of the Company Stock (the "Bonus Options") and grants of additional shares of the Company Stock (the "Bonus Shares"). The bonus awards will be based upon the performance objectives for the Company and will be subject to the terms and conditions more specifically set forth in this Article 1 and the Schedules attached hereto and incorporated herein for all purposes; provided, however, that the Board of Directors shall have the ability to take into consideration extraordinary or non-recurring events in determining whether the performance objectives as more particularly described in the attached Schedules have been satisfied. Subject to the provisions of Section 1.5 below, the maximum number of fully diluted shares of Company Stock which may be awarded to Putnam pursuant to this Section 1.1 is 40,000 shares.

           (i) RETURN ON AVERAGE EQUITY. Putnam shall be awarded Bonus Options to purchase up to 8,000 shares of Company Stock in accordance with the terms and provisions of Schedule 1.1(i) attached hereto and incorporated herein for all purposes.

          (ii) GROWTH IN EARNINGS PER SHARE. Putnam shall be awarded Bonus Options to purchase up to 6,000 shares of Company Stock in accordance with the terms and provisions of Schedule 1.1(ii) attached hereto and incorporated herein for all purposes.

         (iii) NONPERFORMING LOANS. Putnam shall be awarded Bonus Options to purchase up to 6,000 shares of Company Stock in accordance with the terms and provisions of Schedule 1.1(iii) attached hereto and incorporated herein for all purposes.

          (iv) ANNUAL GROWTH STOCK AWARD. Putnam shall be awarded stock grants of up to 10,000 Bonus Shares of Company Stock in accordance with the terms and provisions of Schedule 1.1(iv) attached hereto and incorporated herein for all purposes.

          (v) TERM GROWTH STOCK AWARD. Putnam shall be awarded stock grants of up to 10,000 Bonus Shares of Company Stock in accordance with the terms and provisions of Schedule 1.1(v) attached hereto and incorporated herein for all purposes.

     1.2 TERMS OF BONUS AWARDS. The Bonus Options and Bonus Shares, and Putnam's right to receive any award thereof pursuant to this Section 1 and Schedules 1.1(i), (ii), (iii), (iv), and (v) shall, in addition to the provisions set forth in the applicable Schedule, be subject to the following terms and conditions:

     (i) CONTINUED EMPLOYMENT. Except as expressly provided in the Schedules attached hereto, Putnam shall not be entitled to receive any award for any Annual Period or the Term under this Article 1 unless Putnam has been continuously employed by the Company during such Annual Period or the Term, as applicable. If Putnam's employment by Company is terminated following the expiration of an Annual Period or the Term but before any award with respect to such period is determined in accordance with the applicable Schedule, Putnam shall continue to be entitled to receive any award earned for such Annual Period or the Term.

     (ii) COMPANY STOCK INCENTIVE PLAN. The Bonus Options and Bonus Shares, if any, awarded to Putnam under this Article 1 and the applicable Schedules shall be granted pursuant to the Company's 1994 Stock Incentive Plan, or any successor plan adopted by the Company, as may be amended from time to time (the "Company Incentive Plan"). Each option and stock grant shall be reflected in a separate stock option agreement or restricted stock purchase agreement, as appropriate, which shall be subject to the Company Incentive Plan.

     1.3 OPTIONS. The Bonus Options awarded to Putnam under this Article 1 and the applicable Schedules shall be incentive stock options under the Company Incentive Plan and shall have a ten (10) year term. Putnam acknowledges that no awards may be granted under the Company 1994 Stock Incentive Plan after April 18, 2004, and that a successor Company

Incentive Plan must be adopted by the Company to permit the Company to make additional awards of incentive stock options after such date. If a successor Company Incentive Plan is not adopted by the Company, the Bonus Options, if any, to be granted by the Company after such date shall instead be nonqualified stock options. Each Bonus Option shall vest and become exercisable as to twenty percent (20%) of the shares of Company Stock subject thereto on the effective date of grant and, subject to Putnam's continued employment by the Company on each subsequent anniversary date, shall thereafter become exercisable as to an additional twenty percent (20%) of such shares on each subsequent anniversary date of such Bonus Option, such that each Bonus Option shall be exercisable as to all shares subject to such Bonus Option on the fourth anniversary of the effective date of grant. Notwithstanding the preceding, each outstanding Bonus Option shall fully vest and become exercisable (1) if Putnam's employment by the Company shall be terminated by the Company for any reason other than for "Cause" (as herein defined), (2) upon a "Change of Control" (as herein defined) or (3) if Putnam terminates his employment with the Company for "Good Reason" (as herein defined). The exercise price of each Bonus Option awarded to Putnam under this Article 1 shall be the average between the high and low sales price per share of the Company Stock on the Nasdaq National Market for the last trading day of Annual Period for which such Bonus Option is awarded. In the event of a Change of Control, the exercise price of all Bonus Options awarded to Putnam as a result of such Change of Control in accordance with the provisions of the attached Schedules shall be the "Fair Market Value" of the Company's Common Stock, as such term is defined in the Company Incentive Plan, as of the date such Bonus Options are granted.

     1.4 STOCK GRANTS. The Bonus Shares awarded to Putnam under this Article 1 shall be "Restricted Stock," within the terms of the Company Incentive Plan, and shall be subject to restrictions on transfer and vesting requirements. The Bonus Shares included in each award shall be twenty percent (20%) vested as of the effective date of grant and, subject to Putnam's continued employment by the Company on each subsequent anniversary date of such award, shall thereafter vest, and the forfeiture provisions shall lapse, as to an additional twenty percent (20%) of the Bonus Shares included in such award on each subsequent anniversary date, such that each grant of Bonus Shares shall be fully vested on the fourth anniversary of the effective date of grant. Notwithstanding the preceding, the outstanding Bonus Shares awarded under this Article 1 shall fully vest, and the forfeiture provisions shall fully lapse, (1) if Putnam's employment by the Company shall be terminated by the Company for any reason other than for Cause, (2) upon a Change in Control, or (3) if Putnam terminates his employment with the Company for Good Reason.

     1.5 ADJUSTMENTS. The aggregate number of shares of Company Stock which may be awarded under this Article 1 to Putnam shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Company Stock resulting from a stock split or other subdivision or consolidation of shares of Company Stock or for other capital adjustments or payments of stock dividends or distributions or other similar increases or decreases in the outstanding shares of Company Stock without receipt of consideration by the Company.

                       ARTICLE 2: CONFIDENTIAL INFORMATION

     2.1 CONFIDENTIALITY. In Putnam's position with the Company and the Bank, the Company has previously (i) disclosed to Putnam, and placed Putnam in a position to have access to or develop, trade secrets or confidential information of the Company or its affiliates, (ii) entrusted Putnam with business opportunities of the Company or its affiliates, and/or (iii) placed Putnam in a position to develop goodwill on behalf of Company or its affiliates. Putnam acknowledges that in his position with the Company and the Bank, the Company shall continue to (i) disclose to Putnam, or place Putnam in a position to have access to or develop, additional and subsequent trade secrets or confidential information of Company or its affiliates, (ii) entrust Putnam with future business opportunities of Company or its affiliates, and/or (iii) place Putnam in a position to develop business goodwill on behalf of Company or its affiliates. Putnam recognizes and acknowledges that Putnam has had, and will continue to have, access to certain information of Company and that such information is confidential and constitutes valuable, special and unique property of Company. Putnam shall not at any time, either during or subsequent to the term of his employment with Company, disclose to others, use, copy or permit to be copied, except in pursuance of Putnam's duties for and on behalf of Company, its affiliates and their respective successors, assigns or nominees, any Confidential Information of Company (regardless of whether developed by Putnam) without the prior written consent of Company. In the event Putnam becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, regulatory demand or other similar process) to disclose any Confidential Information, Putnam will provide the Company with prompt written notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Article
2. In the event that a protective order or other remedy is not obtained, or the Company waives compliance with the provisions of this Article 2, Putnam will furnish only that portion of the Confidential Information which is legally required and exercise reasonable best efforts to obtain assurances that confidential treatment will be accorded the Confidential Information. The term "Confidential Information" means any secret or confidential information or know-how and shall include, but shall not be limited to, the plans, customers, costs, prices, uses, corporate opportunities, research, financial data, evaluations, prospects, and applications of products and services, results of investigations or studies owned or used by Company, and all apparatus, products, processes, compositions, samples, formulas, computer programs, computer hardware designs, computer firmware designs, and servicing, marketing or manufacturing methods and techniques at any time used, developed, investigated, made or sold by Company, before or during the term of employment with Company, that are not readily available to the public or that are maintained as confidential by Company. Putnam shall maintain in confidence any Confidential Information of third parties received as a result of Putnam's employment with Company in accordance with Company's obligations to such third parties and the policies established by Company.

                     ARTICLE 3. NON-COMPETITION OBLIGATIONS

     3.1 IN GENERAL. As a condition to and as part of the consideration for the Company's continued employment of Putnam, the incentive compensation and benefits to be paid to Putnam hereunder; to protect the Confidential Information of Company and its affiliates that has been and will in the future be disclosed or entrusted to Putnam, the business goodwill of Company and its affiliates that has been and will in the future be developed in Putnam, and the business opportunities that have been and will in the future be disclosed or entrusted to Putnam by Company and its affiliates; and as an additional incentive for Company to enter into this Agreement, Company and Putnam agree to the non-competition obligations hereunder. Putnam shall not, directly or indirectly for Putnam or for others, in any geographic area or market where Company, Bank or any of its banking affiliates are conducting any banking business as of the date of the termination of the employment relationship or have during the previous twelve months conducted such banking business:

          (i) engage in any business competitive with the banking business conducted by Company, Bank, or its banking affiliates;

          (ii) render advice or services to, or otherwise assist, any other person, association, or entity who is engaged, directly or indirectly, in any banking business competitive with the banking business conducted by Company, Bank, or its banking affiliates with respect to such competitive business;

          (iii) own, manage, operate, control, invest or acquire an equity interest in any entity engaged in or conducting any banking business competitive with the banking business conducted by the Company, Bank or its banking affiliates;

          (iv) request or induce any customer, depositor or borrower of the Company, Bank or any of its banking affiliates, or any other person which has a business relationship with the Company, Bank or any of its banking affiliates to curtail, cancel or otherwise discontinue its business or relationship with the Company, Bank or any of its banking affiliates; or

          (v) induce any employee of Company or any of its affiliates to terminate his or her employment with Company or such affiliates, or hire or assist in the hiring of any such employee by any person, association, or entity not affiliated with Company.

These non-competition obligations shall apply during the period that Putnam is employed by Company and shall extend two years after termination of the employment relationship if such termination is by Company for Cause or by Putnam other than for Good Reason. If Putnam's employment by the Company is terminated by the Company for any reason other than Cause or if Putnam terminates his employment for Good Reason, the covenants of this Article 3 shall no longer apply following such termination.

Notwithstanding the foregoing, nothing contained in this Agreement shall prohibit Putnam from acquiring or holding any issue of stock or securities of any entity that has securities registered under Section 12 of the Securities Exchange Act of 1934 and either listed on a national securities exchange or quoted on the automated quotation system of the National Association of Securities Dealers, Inc. so long as (i) Putnam is not deemed to be an "affiliate" of such entity as such term as used in paragraphs (c) and (d) of Rule 145 under the Securities Act of 1933 and (ii) Putnam and members of his immediate family do not own or hold more than three percent (3%) of any voting securities of any such entity.

     3.2 ENFORCEMENT AND REMEDIES. Putnam understands that the restrictions set forth in Section 3.1 may limit his ability to engage in certain businesses in the areas specified therein during the period provided for above, but acknowledges that he will receive sufficiently high remuneration and other benefits under this Agreement to justify such restriction. Putnam acknowledges that money damages would not be sufficient remedy for any breach of this

Article 3 by Putnam, and Company shall be entitled to enforce the provisions of this Article by terminating all incentive compensation hereunder and/or to specific performance and injunctive relief as remedies for such breach or any threatened breach. Such remedies shall not be deemed the exclusive remedies for a breach of this Article 3, but shall be in addition to all remedies available at law or in equity to Company, including without limitation, the recovery of damages from Putnam and Putnam's agents involved in such breach and remedies available to Company pursuant to other agreements with Putnam.

     3.3 REFORMATION. It is expressly understood and agreed that Company and Putnam consider the restrictions contained in this Article 3 to be reasonable and necessary to protect the proprietary information of Company. Nevertheless, if any of the aforesaid restrictions are found by a court having jurisdiction to be unreasonable, or overly broad as to geographic area or time, or otherwise unenforceable, the parties intend for the restrictions therein set forth to be modified by such court so as to be reasonable and enforceable and, as so modified by the court, to be fully enforced.

           ARTICLE 4. EFFECT OF TERMINATION ON INCENTIVE COMPENSATION

     4.1 TERM OF AGREEMENT. The term of this Agreement (the "Term") shall commence effective as of January 1, 2002, and will continue in effect until the sooner to occur of: (i) December 31, 2006, or (ii) the effective termination of Putnam's employment with the Company or any of its affiliates, for any reason, by either the Company or Putnam. Notwithstanding the termination of this Agreement and except as provided herein, termination shall not affect any right or obligation of any party which is accrued or vested prior to such termination. Furthermore, the parties expressly agree that the provisions of Article 2 and, except as otherwise provided therein, Article 3 shall continue to survive the termination of Putnam's employment relationship and/or the termination of this Agreement.

     4.2 BY COMPANY.

          (i) If Putnam's employment shall be terminated by Company prior to expiration of the Term, then, upon such termination, all Incentive Compensation issuable to Putnam hereunder shall, except as otherwise provided herein, terminate contemporaneously with the termination by Company of such employment (except to the extent of any vested Bonus Options and/or Bonus Shares pursuant to the specific terms of the Schedules attached hereto, the applicable stock option agreement or restricted stock purchase agreement, and the Company Incentive Plan); provided, however, that the Company shall pay Putnam the Termination Payments (as herein defined) if (A) the Company terminates Putnam's employment as a result of his Disability, or (B) the Company otherwise terminates Putnam's employment for any reason other than for Cause.

          (ii) For purposes of this Agreement and the attached Schedules, the term "Termination Payments" shall mean, to the extent the applicable performance criteria under Section 1.1 and the applicable Schedule is satisfied, a pro rata payment and delivery of the Bonus Options and Bonus Shares earned by Putnam in accordance with the terms and conditions of the applicable Schedules. Putnam shall not be entitled to receive any pro rata payment of any Bonus Options or Bonus Shares pursuant to Sections 1.1(i), (ii), (iii) or (iv) and the attached Schedules unless the performance criteria applicable to such Bonus Options and Bonus Shares are satisfied for the Annual Period during which the termination of Putnam's employment occurs. Further, Putnam shall not be entitled to receive any pro rata payment of any Bonus Shares pursuant to Section 1.1(v) and the attached Schedule 1.1(v) unless the performance criteria set forth in Schedule 1.1(v) are satisfied for the amended Term.

     Notwithstanding the preceding provisions of this Section 4.2, as a condition to the receipt of any Termination Payments pursuant to this Section 4.2, Putnam must first execute a release agreement, in a form mutually acceptable to Putnam and Company, which shall release Company, its affiliates and their officers, directors, employees and agents from any and all claims and from any and all causes of action of any kind or character, including but not limited to all claims or causes of action arising out of Putnam's employment with Company and the termination of such employment.

     In determining the "pro rata" amount of any award to Putnam under this Agreement or Schedules attached hereto, the award otherwise deliverable to Putnam hereunder shall be multiplied by a fraction, (i) the numerator of which shall be the number of days Putnam was employed by the Company during the Annual Period or Term, as applicable, and (ii) the denominator of which shall be the total number of days during such Annual Period or Term, as applicable.

     4.3 BY PUTNAM. If Putnam's employment hereunder shall be terminated by Putnam prior to expiration of the Term, then, upon such termination, regardless of the reason therefor, all incentive compensation to Putnam hereunder shall terminate contemporaneously with the termination of such employment (except to the extent of any vested Bonus Options and/or Bonus Shares pursuant to the specific terms of the Schedules attached hereto the applicable stock option agreement or restricted stock purchase agreement, and the Company Incentive
Plan); provided, however, that upon Putnam's death or Putnam's termination of his employment prior to the expiration of the Term for Good Reason, the Company shall pay Putnam the Termination Payments as provided in Section 4.2 above.

     4.4 INCENTIVE AND DEFERRED COMPENSATION. This Agreement governs the rights and obligations of Putnam and Company with respect to Putnam's right to receive the Incentive Compensation provided for herein. Putnam's rights and obligations both during the term of his employment and thereafter with respect to the Bonus Options and Bonus Shares shall be governed by the separate agreements, plans and other documents and instruments governing such matters; provided, however, that such separate written agreements shall contain terms and provisions consistent with those set forth in this Agreement and the Schedules attached hereto.

     4.5 ADDITIONAL PAYMENTS BY COMPANY.

          (i) Anything in this Agreement to the contrary notwithstanding, if it is determined that any compensation payable by Company to or for the benefit of Putnam pursuant to the terms of this Agreement, including, without limitation, any Bonus Option or Bonus Shares, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") by reason of being "contingent on a change of ownership or control" of the Company, within the meaning of Section 280G of the Code or to any similar tax imposed by state or local law, or any interest or penalties with respect to such excise tax (such tax or taxes, together with any such interest and penalties, being hereinafter collectively referred to as the "Excise Tax"), then Putnam will be entitled to receive an additional payment or payments (a "Gross-Up Payment") in an amount such that, after payment by Putnam of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, Putnam retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

          (ii) All determinations required to be made under this Section 4.5, including whether an Excise Tax is payable by Putnam and the amount of such Excise Tax and whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, will be made by Company's independent auditors. If the independent auditors determine that any Excise Tax is payable by Putnam, the Company shall pay to Putnam (on or before the date on which the Company is required to withhold such Excise Taxes) the required Gross-Up Payment. Any determination by the independent auditors as to whether a Gross-Up Payment is required and the amount of such Gross-Up Payment will be binding upon Company and Putnam.

                             ARTICLE 5. DEFINITIONS

     5.1 DEFINITIONS. As used in this Agreement and the Schedules attached hereto, terms defined in the preamble and recitals of or elsewhere in this Agreement and Schedules attached hereto shall have the meanings set forth therein and the following terms shall have the meanings set forth below:

           (i) "Annual Period" shall mean each consecutive twelve (12) month period commencing January 1 and ending December 31 of each calendar year during the Term.

          (ii) "Bonus Options" shall refer to the options awarded by Company to Putnam pursuant to Article 1, inclusive of the Annual ROAE Options, Annual GEPS Options and Annual NPL Options.

         (iii) "Bonus Shares" shall refer to the shares of Company Stock awarded to Putnam pursuant to Article 1, inclusive of the Annual Growth Stock Awards and the Term Growth Stock Awards.

          (iv) "Change of Control" shall be deemed to have occurred if:

               (i) any person, other than Company or any benefit plan of Company, acquires, directly or indirectly, the beneficial ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934) of any voting security of Company and immediately after such acquisition such person is, directly or indirectly, the beneficial owner of voting securities representing 35% or more of the total voting power of all of the then-outstanding voting securities of Company;

               (ii) the shareholders of Company shall approve a merger, consolidation, recapitalization or reorganization of Company, or a reverse stock split of outstanding voting securities, or consummation of any such transaction if shareholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being beneficially owned by at least 75% of the holders of outstanding voting securities of Company immediately prior to the transactions with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction;

               (iii) the shareholders of Company shall approve a plan of complete liquidation of Company or an agreement for the sale or disposition by Company of 50% or more of the total assets of Company; or

               (iv) the individuals who constitute the board of directors of Company as of the Effective Date (the "Incumbent Board") shall cease for any reason to constitute at least a majority of the members of the board of directors, provided that any person becoming a director after the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than any individual whose nomination for election to the board of directors was not endorsed by Company's management prior to, or at the time of, such individual's initial nomination for election) shall be, for purposes of this Agreement, considered as though such person were a number of the Incumbent Board.

          (v) "Cause" with respect to the Company's termination of Putnam's employment shall be deemed established if Putnam (A) has engaged in gross negligence or willful misconduct in the performance of the duties required of him in connection with his employment by the Company, (B) has been convicted of a misdemeanor involving moral turpitude or convicted of a felony, (C) has willfully refused without proper legal reason to perform the duties and responsibilities required of him in connection with his employment by the Company, (D) has materially breached any corporate policy or code of conduct established by Company, or (E) has willfully engaged in conduct that he knows or should know is materially injurious to Company or any of its affiliates.

          (vi) "Company Stock" shall mean the Company's common stock, $1.00 par value.

          (vii) "Disability" shall be deemed to have occurred upon Putnam being incapacitated by accident, sickness or other circumstance which renders him mentally or physically incapable of performing the duties and services required of him in connection with his employment by the Company on a full-time basis for a period of at least 180 consecutive days, at which time Putnam would be entitled benefits under the Company's Long Term Disability Plan.

   (viii) "Good Reason" with respect to Putnam's termination of his employment shall be deemed established upon any of the following events: (A) a material and permanent reduction by the Company in Putnam's authority, title, responsibilities or duties, (B) the relocation of the Company's principal executive offices to a location outside the Houston, Texas area, or (C) any diminution in Putnam's base salary or incentive compensation or any material diminution in employee benefits in which Putnam participates (except for any such diminution of employee benefits applicable to all other executive officers of the Company).

     (ix) "Schedules" shall collectively mean Schedule 1.1(i), Schedule 1.1(ii),
Schedule 1.1(iii), Schedule 1.1(iv), and Schedule 1.1(v) attached hereto and incorporated herein for all purposes. "Schedule" shall refer to any one of the Schedules.

     (x)  "SEC" shall mean the Securities and Exchange Commission.

                            ARTICLE 6. MISCELLANEOUS

     6.1 NOTICES. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         IF TO COMPANY TO:    Human Resources Programs Committee
                              Sterling Bancshares, Inc.
                              2550 North Loop West, Suite 600
                              Houston, Texas 77092

         IF TO PUTNAM TO:     Eugene S. Putnam, Jr.
                              c/o Sterling Bancshares, Inc.
                              2550 North Loop West, Suite 600
                              Houston, Texas 77092

or to such other address as either party may furnish to the other in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

     6.2 APPLICABLE LAW. This Agreement is entered into under, and shall be governed for all purposes by, the laws of the State of Texas.

     6.3 NO WAIVER. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

     6.4 SEVERABILITY. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect.

     6.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

     6.6 WITHHOLDING OF TAXES AND OTHER EMPLOYEE DEDUCTIONS. Company may withhold from any benefits and payments made pursuant to this Agreement all federal, state, city and other taxes as may be required pursuant to any law or governmental regulation or ruling and all other normal employee deductions made with respect to Company's employees generally.

     6.7 HEADINGS. The paragraph headings have been inserted for purposes of convenience and shall not be used for interpretive purposes.

     6.8 GENDER AND PLURALS. Wherever the context so requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural and conversely.

     6.9 AFFILIATE. As used in this Agreement, the term "affiliate" shall mean any entity which owns or controls, is owned or controlled by, or is under common ownership or control with, Company.

     6.10 SUCCESSOR OBLIGATIONS. This Agreement shall be binding upon and inure to the benefit of Company and any successor of Company, by merger or otherwise.

     6.11 ASSIGNMENT. Except as provided in Section 6.10, this Agreement, and the rights and obligations of the parties hereunder, are personal and neither this Agreement, nor any right, benefit, or obligation of either party hereto, shall be subject to voluntary or involuntary assignment, alienation or transfer, whether by operation of law or otherwise, without the prior written consent of the other party.

     6.12 ENTIRE AGREEMENT. Except as provided in (i) the written benefit plans and programs referenced in Section 4.4; and (ii) any signed written agreement contemporaneously or hereafter executed by Company and Putnam, this Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof. Without limiting the scope of the preceding sentence, all prior understandings and agreements among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. Any modification of this Agreement shall be effective only if it is in writing and signed by the party to be charged.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of January 1, 2002.

                            STERLING BANCSHARES, INC.


                            BY:  /s/ J. Downey Bridgwater
                               -------------------------------------------------
                                 J. Downey Bridgwater, CEO and President




                               /s/ Eugene S. Putnam, Jr.
                            ----------------------------------------------------
                            Eugene S. Putnam, Jr.

                                 SCHEDULE 1.1(i)

     1. Subject to the terms and conditions herein, during the Term Putnam shall be entitled to receive, and Company shall award to Putnam, on an annual basis, options to purchase up to 1,600 shares of the Company Stock. The maximum number of shares of Company Stock for which options may be awarded to Putnam pursuant to Section 1.1(i) and this Schedule 1.1(i) is 8,000 shares. The options to be granted to Putnam pursuant to Section 1.1(i) and this Schedule 1.1(i) with respect to each Annual Period are referred to as the "Annual ROAE Options."

     2. The number of shares of Company Stock subject to the Annual ROAE Options to be awarded to Putnam will be calculated, on an annual basis, on the basis of the Company's Return on Average Equity (as herein defined) for each respective Annual Period in accordance with the following:

          (i) If the Company's Return on Average Equity for the Annual Period is equal to or less than 15%, then Putnam shall not be entitled to receive any award of the Annual ROAE Options for such Annual Period.

          (ii) If the Company's Return on Average Equity for the Annual Period is greater than 15% but less than 19%, the number of shares of Company Stock subject to the Annual ROAE Options awarded for such Annual Period shall be determined by (A) multiplying (1) 1,600 by (2) Return on Average Equity for such Annual Period less 15, and (B) dividing the product obtained in clause (A) by 4. Expressed as a formula, the calculation is as follows:

               Number of shares    =    1,600 x (Return on Average Equity - 15)
                                        ---------------------------------------
                                                          4

     By way of example, if the Return on Average Equity for the Annual Period is 16%, the number of shares of Common Stock subject to the Annual ROAE Options awarded for such Annual Period is determined as follows:

               Number of shares    =    1,600 x (16 - 15)
                                        -----------------
                                                4

                                   =    400 shares

          (iii) If the Company's Return on Average Equity for the Annual Period is equal to or greater than 19%, the number of shares of Company Stock subject to the Annual ROAE Options awarded for such Annual Period shall be 1,600 shares.

The calculations set forth in this Paragraph 2 shall be made on an annual basis and will not be affected by the Company's cumulative Return on Average Equity in either preceding or succeeding Annual Periods. If the Company's Return on Average Equity in any Annual Period exceeds 19% or is less than 15%, such excess or deficit, as applicable, will not be taken into consideration for purposes of determining the Annual ROAE Options to be received by Putnam for any other Annual Period.

                                    1.1(i)-1

     3. As used in this Agreement and this Schedule 1.1(i), the Company's "Return on Average Equity" for any Annual Period shall be the ratio set forth in the Company's Annual Report on Form 10-K as filed with the SEC. If for any reason the Company is no longer required to file an Annual Report on Form 10-K with the SEC, the Company shall cause such ratio to be calculated in a manner consistent with the Company's most recently filed Annual Report on Form 10-K.

     4. Promptly following the Company's filing of its Annual Report on Form 10-K for any Annual Period, but in no event later than the April 15 immediately following such Annual Period, the Company shall deliver to Putnam the Annual ROAE Options, if any, earned by Putnam for the preceding Annual Period. All Annual ROAE Options granted pursuant to this Schedule 1.1(i) shall be granted effective as of January 1 immediately following the Annual Period for which such Annual ROAE Options are granted.

     5. In the event Putnam's employment by the Company is terminated prior to the expiration of the Term by Company for Cause or by Putnam other than for Good Reason, Putnam's right to receive any further compensation or awards under
Section 1.1(i) or this Schedule 1.1(i) shall immediately terminate with such termination of employment and Putnam shall not be entitled to receive any pro rata award of Annual ROAE Options hereunder.

     6. In the event Putnam's employment hereunder is terminated prior to the expiration of the Employment Term (i) by Company (A) as a result of Putnam's Disability, or (B) for any reason other than for Cause, (ii) by Putnam for Good Reason, or (iii) as a result of Putnam's death, Putnam shall be entitled to receive a pro rata award of any Annual ROAE Options otherwise earned for the Annual Period during which such termination occurs. Putnam shall not be entitled to receive any pro rata award of the Annual ROAE Options unless the performance criteria set forth in Paragraph 2 above for such Annual Period is satisfied. Following any such termination by the Company or Putnam, the Company shall calculate the Annual ROAE Options, if any, earned for such Annual Period in accordance with Paragraph 2 above. If any Annual ROAE Options are otherwise earned for such Annual Period, Putnam shall be entitled to a pro rata award and delivery of such Annual ROAE Options, such award to be delivered in accordance with the schedule set forth in Paragraph 4 above.

     7. In the event of a Change of Control, (i) all outstanding Annual ROAE Options shall fully vest and become exercisable, and (ii) with respect to any Annual ROAE Options which may be awarded to Putnam for the Annual Period in which such Change of Control occurs and any Annual Period thereafter, the performance criteria set forth in this Schedule 1.1(i) with respect to such Annual ROAE Options shall be deemed to have been met in full to the maximum extent, such Annual ROAE Options shall be awarded to Putnam and all such Annual ROAE options shall fully vest and become exercisable.

                                    1.1(i)-2

                                SCHEDULE 1.1(ii)

     1. Subject to the terms and conditions herein, during the Term Putnam shall be entitled to receive, and the Company shall award to Putnam, on an annual basis, options to purchase up to 1,200 shares of the Company Stock. The maximum number of shares of Company Stock for which options may be granted pursuant to
Section 1.1(ii) and this Schedule 1.1(ii) is 6,000 shares. The options to be granted to Putnam pursuant to Section 1.1(ii) and this Schedule 1.1(ii) with respect to each Annual Period are referred to as the "Annual GEPS Options."

     2. The number of shares of Company Stock subject to the Annual GEPS Options to be awarded to Putnam will be calculated, on an annual basis, on the basis of Company's Growth in Earnings Per Share (as herein defined) for each respective Annual Period in accordance with the following:

         (i) If the Company's Growth in Earnings Per Share for the Annual Period is equal to or less than 15%, then Putnam shall not be entitled to receive any award of the Annual GEPS Options for such Annual Period.

         (ii) If the Company's Growth in Earnings Per Share for the Annual Period is greater than 15% but less than 19%, the number of shares of Company Stock subject to the Annual GEPS Options awarded for such Annual Period shall be determined by (A) multiplying (1) 1,200 by (2) the Growth in Earnings Per Share for such Annual Period less 15, and (B) dividing the product obtained in clause (A) by 4. Expressed as a formula, the calculation is as follows:

          Number of shares    =  1,200 x (Growth in Earnings Per Share - 15)
                                 -------------------------------------------
                                                     4

     By way of example, if the earnings per share for the previous Annual Period is $0.65 and the earnings per share for the Annual Period for which such calculation is being made is $0.77, the number of shares of Company Stock subject to the Annual GEPS Options awarded for such Annual Period is determined as follows:

          Growth in Earnings Per Share      =        .77 - 1 = 18.4%
                                                     ---
                                                     .65

          Number of shares                  =        1,200 (18.4 - 15)
                                                     -----------------
                                                             4

                                            =        1,020 shares

          (iii) If the Company's Growth in Earnings Per Share for the Annual Period is equal to or greater than 19%, the number of shares of Company Stock subject to the Annual GEPS Options awarded for such Annual Period shall be 1,200 shares.

The calculations set forth in this Paragraph 2 shall be made on an annual basis and will not be affected by the Company's cumulative Growth in Earnings Per Share in either preceding or

                                    1.1(ii)-1
succeeding Annual Periods. If the Company's Growth in Earnings Per Share in any Annual Period exceeds 19% or is less than 15%, such excess or deficit, as applicable, will not be taken into consideration for purposes of determining the Annual GEPS Options to be received by Putnam for any other Annual Period.

     3. As used in this Agreement and this Schedule 1.1(ii), the Company's "Growth in Earnings Per Share" for any Annual Period shall be calculated on the basis of the annual growth in the Company's diluted earnings per share as set forth in the Company's Annual Report on Form 10-K as filed with the SEC. The Company's Growth in Earnings Per Share for any Annual Period shall be expressed as a percentage and shall be determined by (A) dividing the Company's diluted earnings per share for such Annual Period by the Company's diluted earnings per share for the preceding Annual Period, and (B) subtracting 1 from the quotient obtained in clause (A). Expressed as a formula, the calculation is as follows:

  Growth in Earnings = [(diluted earnings per share for the Subject
                         Annual Period)] - 1
                         --------------------------------------------
  Per Share            [(diluted earnings per share for the preceding
                         Annual Period)]

If for any reason the Company is no longer required to file an Annual Report on Form 10-K with the SEC, the Company shall cause its diluted earnings per share to be calculated in a manner consistent with the Company's most recently filed Annual Report on Form 10-K.

     4. Promptly following the Company's filing of its Annual Report on Form 10-K for any Annual Period, but in no event later than the April 15 immediately following such Annual Period, Company shall deliver to Putnam the Annual GEPS Options, if any, earned by Putnam for the preceding Annual Period. All Annual GEPS Options granted pursuant to this Schedule 1.1(ii) shall be granted effective as of January 1 immediately following the Annual Period for which such Annual GEPS Options are granted.

     5. In the event Putnam's employment is terminated prior to the expiration of the Term by Company for Cause or by Putnam other than for Good Reason, Putnam's right to receive any further compensation or awards under Section 1.1(ii) or this Schedule 1.1(ii) shall immediately terminate with such termination of employment and Putnam shall not be entitled to receive any pro rata award of Annual GEPS Options hereunder.

     6. In the event Putnam's employment is terminated prior to the expiration of the Employment Term (i) by Company (A) as a result of Putnam's Disability, or
(B) for any reason other than for Cause, (ii) by Putnam for Good Reason, or
(iii) as a result of Putnam's death, Putnam shall be entitled to receive a pro rata award of any Annual GEPS Options otherwise earned for the Annual Period during which such termination occurs. Putnam shall not be entitled to receive any pro rata award of the Annual GEPS Options unless the performance criteria set forth in Paragraph 2 above for such Annual Period is satisfied. Following any such termination by the Company or Putnam, the Company shall calculate the Annual GEPS Options, if any, earned for such Annual Period in accordance with Paragraph 2 above. If any Annual GEPS Options are otherwise earned for such Annual Period, Putnam shall be entitled to a pro rata award and delivery of such Annual GEPS Options, such award to be delivered in accordance with the schedule set forth in Paragraph 4 above.


                                    1.1(ii)-2

     8. In the event of a Change of Control, (i) all outstanding Annual GEPS Options shall fully vest and become exercisable, and (ii) with respect to any Annual GEPS Options which may be awarded to Putnam for the Annual Period in which such Change of Control occurs and any Annual Period thereafter, the performance criteria set forth in this Schedule 1.1(ii) with respect to such Annual GEPS Options shall be deemed to have been met in full to the maximum extent, such Annual GEPS Options shall be awarded to Putnam and all such Annual GEPS options shall fully vest and become exercisable.


                                    1.1(ii)-3

                                SCHEDULE 1.1(iii)

     1. Subject to the terms and conditions herein, during the Term Putnam shall be entitled to receive, and Company shall award to Putnam, on an annual basis, options to purchase up to 1,200 shares of the Company Stock. The maximum number of shares of Company Stock for which options may be granted pursuant to Section 1.1(iii) and this Schedule 1.1(iii) is 6,000 shares. The options to be granted to Putnam pursuant to Section 1.1(iii) and this Schedule 1.1(iii) with respect to each Annual Period are referred to as the "Annual NPL Options."

     2. The number of shares of Company Stock subject to the Annual NPL Options to be awarded to Putnam will be calculated, on an annual basis, on the basis of the Company's ratio (the "NPL Ratio") of Nonperforming Loans to Total Loans (as such terms are herein defined) for each respective Annual Period in accordance with the following:

           (i) If the Company's NPL Ratio for the Annual Period is equal to or greater than 73 basis points (.73%), then Putnam shall not be entitled to receive any grant of the Annual NPL Options for such Annual Period.

          (ii) If the Company's NPL Ratio for the Annual Period is less 73 basis points (.73%) but greater than 50 basis points (.50%), the number of shares of Company Stock subject to the Annual NPL Options awarded to Putnam for such Annual Period shall be determined by (A) multiplying (1) 1,200 by (2) 73 less the NPL Ratio for such Annual Period (expressed in basis points), and (B) dividing the product obtained in clause (A) by 23. Expressed as a formula, the calculation is as follows:

          Number of shares    =  1,200 (73 - NPL Ratio)
                                 ----------------------
                                          23

     By way of example, if the Ratio of Nonperforming Loans to Total Loans for the Annual Period is 60 basis points (.60%), the number of shares of Company Stock subject to the Annual NPL Options awarded for such Annual Period is determined as follows:

         Number of shares    =  1,200 (73 - 60)
                                ---------------
                                      23

                             =  678 shares

         (iii) If the NPL Ratio for the Annual Period is equal to or less than 50 basis points (.50%), the number of shares of Company Stock subject to the Annual NPL Option awarded to Putnam for such Annual Period shall be 1,200 shares.

The calculations set forth in this Paragraph 2 shall be made on an annual basis and will not be affected by the Company's cumulative ratio of Nonperforming Loans to Total Loans in either preceding or succeeding Annual Periods. If the Company's Nonperforming Loans to Total Loans in any Annual Period exceeds 73 basis points (.73%) or is less than 50 basis points (.50%), such excess or deficit, as applicable, will not be taken into consideration for purposes of determining the Annual NPL Options to be awarded to Putnam for any other Annual Period.

                                   1.1(iii)-1

     3. As used in this Agreement and this Schedule 1.1(iii), the Company's "Ratio of Nonperforming Loans to Total Loans" for any Annual Period shall be the ratio of nonperforming loans to total period-end loans set forth in the Company's Annual Report on Form 10-K as filed with the SEC. If for any reason the Company is no longer required to file an Annual Report on Form 10-K with the SEC, the Company shall cause such ratio to be calculated in a manner consistent with the Company's most recently filed Annual Report on Form 10-K.

     4. Promptly following the Company's filing of its Annual Report on Form 10-K for any Annual Period, but in no event later than the April 15 immediately following such Annual Period, Company shall deliver to Putnam the Annual NPL Options, if any, earned by Putnam for the preceding Annual Period. All Annual NPL Options granted pursuant to this Schedule 1.1(iii) shall be granted effective as of January 1 immediately following the Annual Period for which such Annual NPL Options are granted.

     5. In the event Putnam's employment is terminated prior to the expiration of the Term by Company for Cause or by Putnam other than for Good Reason, Putnam's right to receive any further compensation or awards under Section 1.1(iii) or this Schedule 1.1(iii) shall immediately terminate with such termination of employment and Putnam shall not be entitled to receive any pro rata award of Annual NPL Options hereunder.

     6. In the event Putnam's employment hereunder is terminated prior to the expiration of the Term (i) by Company (A) as a result of Putnam's Disability, or
(B) for any reason other than for Cause, (ii) by Putnam for Good Reason, or
(iii) as a result of Putnam's death, Putnam shall be entitled to receive a pro rata award of any Annual NPL Options otherwise earned for the Annual Period during which such termination occurs. Putnam shall not be entitled to receive any pro rata award of the Annual NPL Options unless the performance criteria set forth in Paragraph 2 above for such Annual Period is satisfied. Following any such termination by the Company or Putnam, the Company shall calculate the Annual NPL Options, if any, earned for such Annual Period in accordance with Paragraph 2 above. If any Annual NPL Options are otherwise earned for such Annual Period, Putnam shall be entitled to a pro rata award and delivery of such Annual NPL Options, such award to be delivered in accordance with the schedule set forth in Paragraph 4 above.

     7. In the event of a Change of Control, (i) all outstanding Annual NPL Options shall fully vest and become exercisable, and (ii) with respect to any Annual NPL Options which may be awarded to Putnam for the Annual Period in which such Change of Control occurs and any Annual Period thereafter, the performance criteria set forth in this Schedule 1.1(iii) with respect to such Annual NPL Options shall be deemed to have been met in full to the maximum extent, such Annual NPL Options shall be awarded to Putnam and all such Annual NPL options shall fully vest and become exercisable.

                                    1.1(iii)-2

                                SCHEDULE 1.1(iv)

     1. Subject to the terms and conditions herein, during the Term Putnam shall be entitled to receive, and the Company shall grant to Putnam, on an annual basis, up to 2,000 shares of the Company Stock. The maximum number of shares of Company Stock which may be awarded to Putnam pursuant to Section 1.1(iv) and this Schedule 1.1(iv) is 10,000 shares. The shares of Company Stock to be awarded to Putnam pursuant to Section 1.1(iv) and this Schedule 1.1(iv) are referred to as the "Annual Growth Stock Awards."

     2. The number of shares of Company Stock to be awarded to Putnam pursuant to Section 1.1(iv) and this Schedule 1.1(iv) will be calculated, on an annual basis, on the basis of the annual increase in the market price of the Company Stock for such Annual Period relative to the annual growth in the Nasdaq Composite Bank Index for the same Annual Period in accordance with the following:

          (i) Subject to the provisions of clause (ii) below, the number of shares of Company Stock to be awarded to Putnam during any Annual Period shall be determined in accordance with the following formula:

          AGSA     =    [2,000 x (SAGI - NAGI)] / .064
                                             -------------
                                                    NAGI

          where:

          AGSA     =    the Annual Growth Stock Award for such Annual Period

          SAGI     =    the Sterling Annual Growth Index for such Annual Period

          NAGI     =    the Nasdaq Bank Annual Growth Index (as herein defined)
                        for such Annual Period

     By way of example, if the SAGI for an Annual Period is 1.14 and the NAGI for such Annual Period is 1.08, the number of shares of Company Stock to be awarded to Putnam for such Annual Period is determined as follows:

          AGSA     =    [2,000 x (1.14 - 1.08)] / .064
                                  -----------
                                     1.08

                   =    1,736 shares

          (ii) The maximum Annual Growth Stock Award for any Annual Period is 2,000 shares of Company Stock. If the calculation under clause (i) above results in a number greater than 2,000, the maximum number of shares of Company Stock awarded to Putnam for such Annual Period shall be limited to 2,000 shares.

The calculations set forth in this Paragraph 2 shall be made on an annual basis and will not be affected by the cumulative growth in the market price of the Company Stock in either preceding or succeeding Annual Periods. If the Nasdaq Bank Annual Growth Index is greater than the


                                    1.1(iv)-1

Sterling Annual Growth Index for any Annual Period or as a result of the calculation as set forth in Paragraph 2 hereinabove, Putnam would otherwise be entitled to receive in excess of 2,000 shares for any Annual Period, the deficit or excess, as applicable, will not be taken into consideration for purposes of determining the Annual Growth Stock Award to be received by Putnam for any other Annual Period.

     3. As used in this Agreement and this Schedule 1.1(iv), the following terms shall have the meanings indicated below:

     "Beginning Period Index Value" for any Annual Period shall mean the average daily midpoint index value of the Nasdaq Composite Bank Index for the ten consecutive trading days immediately preceding such Annual Period.

     "Beginning Period Stock Price" for any Annual Period shall mean the average daily midpoint price per share of the Company Stock on the Nasdaq National Market for the ten consecutive trading days immediately preceding such Annual Period.

     "Ending Period Index Value" for any Annual Period shall mean the average daily midpoint index value of the Nasdaq Composite Bank Index for the last ten consecutive trading days of such Annual Period.

     "Ending Period Stock Price" for any Annual Period shall mean the average daily midpoint price per share of the Company Stock on the Nasdaq National Market for the last ten consecutive trading days of such Annual Period.

     "Nasdaq Bank Annual Growth Index" for any Annual Period shall be the number obtained by dividing the Beginning Period Index Value by the Ending Period Index Value

     "Sterling Annual Growth Index" for any Annual Period shall be the number obtained by dividing the Beginning Period Stock Price by the Ending Period Stock Price.

     4. The Annual Growth Stock Award, if any, earned by Putnam for any Annual Period shall be delivered to Putnam concurrently with the awards contemplated by Sections 1.1(i), (ii), and (iii), provided, however, if no such awards are to be granted for such Annual Period, the Annual Growth Stock Award, if any, shall be delivered no later than the April 15 immediately following such Annual Period. All Annual Growth Stock Awards awarded pursuant to this Schedule 1.1(iv) shall be granted effective as of January 1 immediately following the Annual Period for which such Annual Growth Stock Award is granted.

     5. In the event Putnam's employment hereunder is terminated prior to the expiration of the Term by Company for Cause or by Putnam other than for Good Reason, Putnam's right to receive any further compensation or awards under
Section 1.1(iv) or this Schedule 1.1(iv) shall immediately terminate with such termination of employment and Putnam shall not be entitled to receive any pro rata Annual Growth Stock Awards hereunder.

     6. In the event Putnam's employment hereunder is terminated prior to the expiration of the Term (i) by Company (A) as a result of Putnam's Disability, or
(B) for any reason other than for Cause, (ii) by Putnam for Good Reason, or
(iii) as a result of Putnam's death, Putnam


                                    1.1(iv)-2
shall be entitled to receive a pro rata award of any Annual Growth Stock Awards otherwise earned for the Annual Period during which such termination occurs. Putnam shall not be entitled to receive any pro rata award of the Annual Growth Stock Awards unless the performance criteria set forth in Paragraph 2 above for such Annual Period is satisfied. Following any such termination by the Company or Putnam, the Company shall calculate the Annual Growth Stock Awards, if any, earned for such Annual Period in accordance with Paragraph 2 above. If any Annual Growth Stock Awards are otherwise earned for such Annual Period, Putnam shall be entitled to a pro rata award and delivery of such Annual Growth Stock Awards, such award to be delivered in accordance with the schedule set forth in Paragraph 4 above.

     7. In the event of a Change of Control, (i) all outstanding Annual Growth Stock Awards shall fully vest and the forfeiture provisions shall fully lapse with respect to such shares, and (ii) with respect to any Annual Growth Stock Awards which may be awarded to Putnam for the Annual Period in which such Change of Control occurs and any Annual Period thereafter, the performance criteria set forth in this Schedule 1.1(iv) with respect to such Annual Growth Stock Awards shall be deemed to have been met in full to the maximum extent, such Annual Growth Stock Awards shall be awarded to Putnam and all such Annual Growth Stock Awards shall fully vest and the forfeiture provisions shall fully lapse with respect to such shares.

                                    1.1(iv)-3

                                 SCHEDULE 1.1(v)

     1. Subject to the terms and conditions herein, Putnam shall be entitled to receive, and the Company shall award to Putnam, up to 10,000 shares of Company Stock. The shares of Company Stock to be awarded pursuant to Section 1.1(v) and this Schedule 1.1(v) (the "Term Growth Stock Awards") shall be based upon the increase in the market price of the Company Stock over the five (5) year Term of this Agreement and shall be delivered to Putnam following the expiration of the Term.

     2. The number of shares of Company Stock to be awarded to Putnam pursuant to Section 1.1(v) and this Schedule 1.1(v) will be calculated on the basis of the increase in the market price of the Company Stock over the Term which commences January 1, 2002 and ends December 31, 2006, relative to the increase in the Nasdaq Composite Bank Index over such Term in accordance with the following:

          (i) If the Sterling Term Growth Index (as herein defined) over the Term is equal to or less than one (1), Putnam shall not be entitled to receive any Term Growth Stock Awards under this Agreement.

          (ii) Subject to the provisions of clause (iii) below, if the Sterling Term Growth Index is greater than one (1), the number of shares of Company Stock to be awarded to Putnam shall be determined in accordance with the following formula.

           TGSA       =   [10,000 x (STGI - NTGI)] / .36
                           -----------------------------
                                          NTGI

           where:

           TGSA       =   the Term Growth Stock Award

           STGI       =   the Sterling Term Growth Index

           NTGI       =   the Nasdaq Bank Term Growth Index (as herein defined)

     By way of example, if the STGI for the Term is 2.04 and the NTGI for the Term is 1.60, the number of shares of Company Stock to be awarded to Putnam is determined as follows:

           TGSA       =   [10,000 x (2.04 - 1.60)] / .36
                           -----------------------------
                                      1.60

                      =       7,639 shares

          (iii) The maximum Term Growth Stock Award is 10,000 shares of Company Stock. If the calculation under clause (ii) above results in a number greater than 10,000, the maximum number of shares of Company Stock awarded to Putnam shall be limited to 10,000 shares.


                                    1.1(v)-1

     3. As used in this Agreement and this Schedule 1.1(v), the following terms shall have the meanings indicated below:

     "Beginning Term Index Value" shall mean the average daily midpoint index value of the Nasdaq Composite Bank Index for the ten consecutive trading days immediately preceding January 1, 2002.

     "Beginning Term Stock Price" shall mean the average daily midpoint price per share of the Company Stock on the Nasdaq National Market for the ten consecutive trading days immediately preceding January 1, 2002.

     "Ending Term Index Value" shall mean the average daily midpoint index value of the Nasdaq Composite Bank Index for the last ten consecutive trading days of the Term.

     "Ending Term Stock Price" shall mean the average daily midpoint price per share of the Company Stock on the Nasdaq National Market for the last ten consecutive trading days of the Term.

     "Sterling Term Growth Index" shall be the number obtained by dividing the Beginning Term Stock Price by the Ending Term Stock Price.

     "Nasdaq Bank Term Growth Index" shall be the number obtained by dividing the Beginning Term Index Value by the Ending Term Index Value.

     4. The Term Growth Stock Award, if any, earned by Putnam shall be delivered to Putnam concurrently with the awards contemplated by Sections 1.1(i), (ii),
(iii), and (iv), provided, however, if no such awards are to be granted, the Term Growth Stock Award, if any, shall, except as otherwise provided in Paragraph 6 below, be delivered no later than April 15, 2007.

     5. In the event Putnam's employment for any reason is terminated by Company for Cause or by Putnam other than for Good Reason prior to the expiration of the Term, Putnam's right to receive any further compensation or awards under Section 1.1(v) or this Schedule 1.1(v) shall immediately terminate with such termination of employment and Putnam shall not be entitled to receive any pro rata Term Growth Stock Award.

     6. In the event Putnam's employment is terminated prior to the expiration of the Term (i) by Company (A) as a result of Putnam's Disability, or (B) for any reason other than for Cause, (ii) by Putnam for Good Reason, or (iii) as a result of Putnam's death, Putnam shall be entitled to receive a pro rata award of any Term Growth Stock Award otherwise earned for the Term. Putnam shall not be entitled to receive any pro rata award of the Term Growth Stock Award unless the performance criteria set forth in Paragraph 2, as amended herein, is satisfied. The performance criteria for the Term Growth Stock Award shall be determined as of the end of the Annual Period in which such termination occurs and for purposes of calculating the number of shares of Company Stock, if any, earned by Putnam through the date of termination, the formula set forth in Paragraph 2 above shall be modified as follows:

                                    1.1(v)-2

               TGSA = [10,000 x (STGI - NTGI)] / Target Rate
                                 -----------
                                    NTGI

               where:

               Target Rate shall equal 6.4% compounded annually beginning with the Effective Date of this Agreement through the end of the Annual Period in which such termination occurs.

Following the end of the Annual Period during which any such termination by the Company or Putnam shall occur, the Company shall calculate the pro rata Term Growth Stock Award, if any, earned by Putnam. If any Term Growth Stock Award is otherwise earned by Putnam through the end of the Annual Period during which such termination shall occur, Putnam shall be entitled to a pro rata award of the Term Growth Stock Award and delivery of such shares, such award to be delivered concurrently with the awards contemplated by Sections 1.1(i), (ii),
(iii), and (iv), provided, however, if no such awards are to be granted, the pro rata Term Growth Stock Award, if any, shall be delivered no later than the April 15 immediately following the Annual Period in which such termination shall occur.

     7. In the event of a Change of Control prior to the expiration of the Term, the performance criteria set forth in this Schedule 1.1(v) with respect to the Term Growth Stock Awards shall be deemed to have been met in full to the maximum extent, such Term Growth Stock Award shall be awarded to Putnam and all such shares of Company Stock awarded to Putnam shall fully vest, and the forfeiture provisions shall fully lapse with respect to such shares.

                                    1.1(v)-3